Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long JPM ETF

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

July 8, 2025

Supplement to the Statutory Prospectus
and Statement of Additional Information (“SAI”),
each dated March 11, 2025

Effective immediately, the Fund’s ticker symbol is changed in accordance with the following chart. Accordingly, all references to the Fund’s ticker symbol in the Prospectus and SAI are hereby amended and restated to reflect the Fund’s new ticker symbol.

Fund Name	Old Ticker Symbol	New Ticker Symbol
Defiance Daily Target 2X Long JPM ETF	JPMX	JPX

In addition, effective immediately, the second to last paragraph of the Fund’s “Principal Investment Strategies” section is amended and restated as follows:

NONE OF THE FUND, THE TRUST OR ADVISER IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH JPM OR JPMORGAN CHASE BANK. The Fund was not developed or created by, and is not sponsored, endorsed, or approved by JPMorgan Chase Bank.

Moreover, JPMorgan Chase Bank did not participate in the development of the Fund’s investment strategy. JPMorgan Chase Bank does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. JPMorgan Chase Bank does not provide any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by JPMorgan Chase Bank.

An investment in the Fund is NOT an investment in JPM or in any security of JPMorgan Chase Bank.

JPM and JPMORGAN are the exclusive trademark(s) of JPMorgan Chase Bank. All rights in the trademarks are reserved by their respective owners.

Please retain this Supplement for future reference.